Virtus Tactical Allocation Fund,

a series of Virtus Equity Trust

Supplement dated December 21, 2011 to the Summary Prospectus and Statutory Prospectus, each dated July 31, 2011, as supplemented

IMPORTANT NOTICE TO INVESTORS

Effective December 21, 2011, a number of modifications affecting the fixed income portion of Virtus Tactical Allocation Fund have taken place. These changes are described more fully below.

•	The fund’s fixed income portfolio management strategies have been modified.

Accordingly, under “Principal Investment Strategies” in the fund’s summary prospectus and in the summary section of the fund’s statutory prospectus, the last sentence of the first paragraph is hereby replaced with the following: “For the fixed income allocation, the subadviser employs a value-oriented approach seeking to capitalize on individual issues and sectors, and trading opportunities that appear to offer the best value.”

Under “Principal Investment Strategies” on page 57 of the fund’s statutory prospectus, the third through fifth paragraphs are hereby replaced with the following:

Under normal circumstances, the fixed income portion of the fund invests at least 80% of its assets in the following sectors of fixed income securities:

•

Securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities, including collateralized mortgage obligations (“CMOs”), real estate mortgage investment conduits (“REMICs”) and other pass-through securities;

•	Debt securities issued by foreign issuers, including foreign governments and their political subdivisions and issuers located in emerging market countries;
•

Investment grade securities, which are securities with credit ratings within the four highest rating categories of a nationally recognized statistical rating organization, or if unrated, those that the subadviser determines, pursuant to procedures reviewed and approved by the Board of Trustees, are of comparable quality, including short-term securities; and

•	High yield-high risk fixed income securities of U.S. issuers (so-called “junk bonds”).

The fixed income portion of the fund may invest in all or some of these sectors. If after the time of investment the rating declines, the fixed income portion of the fund is not obligated to sell the security.

Securities are selected using a sector rotation approach. The fixed income subadviser seeks to adjust the proportion of the fund’s fixed income investments in the sectors described above and the selections within sectors to obtain higher relative returns. Sectors are analyzed by the subadviser for attractive values. Securities within sectors are selected based on general economic and financial conditions, and the issuer’s business, management, cash, assets, earnings and stability. Securities selected for investment are those that the subadviser believes offer the best potential for total return based on risk-reward tradeoff.

The subadviser manages the duration of the fixed income portion of the fund utilizing a duration neutral strategy. Duration measures the interest rate sensitivity of a fixed income security by assessing and weighting the present value of the security’s payment pattern. Generally, the longer the maturity the greater the duration and, therefore, the greater effect interest rate changes have on the price of the security. Under normal circumstances, the average duration of the fixed income portion of the fund is maintained at a level similar to that of its benchmark, the Barclays Capital U.S. Aggregate Bond Index. As of September 30, 2011, the modified adjusted duration of the Barclay’s Capital U.S. Aggregate Bond Index was 4.86 years. Typically, for a fund maintaining a modified adjusted duration of 4.86 years, a one percent increase in interest rates would cause a 4.86% decrease in the value of the fund’s fixed income assets. Similarly, a one percent decrease in interest rates typically would cause the value of the fund’s fixed income assets to increase by 4.86%.

•	Under the caption “Portfolio Managers” in the fund’s summary prospectus and in the summary section of the fund’s statutory prospectus, the following disclosure hereby replaces the current disclosure:

David L. Albrycht, CFA, Chief Investment Officer – Multi-Sector Fixed Income Strategies and Senior Portfolio Manager at Newfleet, is a manager of the fund. Mr. Albrycht has been Portfolio Manager since December 2011.

David Dickerson, Managing Director at Euclid, is a manager of the equity portion of the fund. Mr. Dickerson has been Portfolio Manager since 2009.

Carlton Neel, Senior Managing Director at Euclid, is a manager of the equity portion of the fund. Mr. Neel has been Portfolio Manager since 2009.

•

The table under “More Information About Risks Related to Principal Investment Strategies” on page 58 is hereby modified by adding a row titled “Loan Participations” and “Short-Term Investments,” and adding an “x” in those rows, thereby indicating that the named techniques may be used by the fund. Additionally, the following disclosure is added to the narrative descriptions following the table:

Loan Participations

A loan participation agreement involves the purchase of a share of a loan made by a bank to a company in return for a corresponding share of borrower’s principal and interest payments. The principal credit risk associated with acquiring loan participation interests is the credit risk associated with the underlying corporate borrower. There is also a risk that there may not be a readily available market for loan participation interests and, in some cases, this could result in a fund disposing of such securities at a substantial discount from face value or holding such securities until maturity.

Short-Term Investments

Short-term investments include money market instruments, repurchase agreements, certificates of deposits and bankers’ acceptances and other short-term instruments that are not U.S. Government securities. These securities generally present less risk than many other investments, but they are generally subject to credit risk and may be subject to other risks as well.

•	The table under “Newfleet” (as renamed by previous supplement) on page 66 regarding portfolio managers is amended by replacing the row pertaining to the fund with the following:

Virtus Tactical Allocation Fund (fixed income portion only)	David L. Albrycht, CFA (since December 2011)

•	The narrative under the table is amended by adding the following:

David L. Albrycht, CFA. Mr. Albrycht is Chief Investment Officer – Multi-Sector Fixed Income Strategies and Senior Portfolio Manager at Newfleet (since June 2011). Prior to joining Newfleet, he was Executive Managing Director (2008 to 2011) and Vice President (2005 to 2008), Fixed Income, of Goodwin Capital Advisers, Inc. (“Goodwin”). Previously, he was associated with VIA, at which time it was an affiliate of Goodwin. He managed fixed income portfolios for Goodwin affiliates since 1991. Mr. Albrycht also manages several fixed income mutual funds and variable investment options; he is co-manager of the Virtus Total Return Fund, a closed-end fund.

All other disclosure concerning the fund, including fees and expenses, remains unchanged.

Investors should retain this supplement with the Summary Prospectus and the Statutory Prospectus for future reference.

VET 8019/TAF PM&StratChanges (12/2011)